[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                     Original          Beginning                                                          Ending
                    Certificate     Certificate       Certificate                                        Total          Certificate
  Class      Cusip     Rate           Balance           Balance          Interest       Principal     Distribution        Balance
------------------------------------------------------------------------------------------------------------------------------------
   A-1                7.2800%      79,823,236.00      79,182,994.14      480,376.83     836,748.49    1,317,125.32     78,346,245.65
Factors per
 Thousand                                                               6.01800746     10.48251777     16.50052524      981.49673674
------------------------------------------------------------------------------------------------------------------------------------
   A-2                5.4275%     342,523,735.00     339,904,694.67    1,537,360.61   4,220,974.75    5,758,335.36    335,683,719.92
Factors per
 Thousand                                                               4.48833308     12.32315988     16.81149296      980.03053692
------------------------------------------------------------------------------------------------------------------------------------
   A-3                5.4775%      73,145,197.00      71,794,388.20      327,711.47   1,802,230.82    2,129,942.29     69,992,157.38
Factors per
 Thousand                                                               4.48028693     24.63908628     29.11937321      956.89341544
------------------------------------------------------------------------------------------------------------------------------------
    R                 0.0000%          0.00               0.00             0.00           0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTALS                          495,492,168.00     490,882,077.01    2,345,448.91   6,859,954.06    9,205,402.97    484,022,122.95
------------------------------------------------------------------------------------------------------------------------------------






====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                                         POOL 1
                    SCHEDULE OF REMITTANCE                                              POOL INFORMATION

Available Collection Amount                  1,362,478.55       Aggregate Beginning Balance of Loans               79,323,464.36
(Trust Fees and Expenses)                      (45,353.23)      Aggregate Ending Balance of Loans                  78,630,565.38
Available Payment Amount                     1,317,125.32       Interest Carry-Forward                                      0.00
Regular Payment                              1,173,275.81       Loan Count                                                   942
Excess Spread                                  143,849.51       Overcollateralization Amount                          284,319.73
                                            -------------       Overcollateralization Deficiency Amount             2,709,051.62
                                                                Overcollateralization Deficit Amount                        0.00
                                                                Overcollateralization Reduction Amount                      0.00
FEES                                                            Overcollateralization Target Amount                 2,993,371.35
----                                                            Prepayment Penalties                                        0.00
Servicer Fee                                    23,136.01       Principal Prepayments                                 635,367.05
Master Servicer Fee                              9,915.43       Scheduled Principal                                    57,531.93
Indenture Trustee Fee                              429.67       Securities Insurer Reimbursement                            0.00
Guaranty Insurance Premium                      11,872.12       Weighted Average Home Loan Interest Rate (WAC)          10.1284%
                                            -------------       Weighted Average Maturity (WAM)                           282.00
TOTAL FEES                                      45,353.23


                                                                                      AGGREGATE INFORMATION
                                                                Annual Loss Percentage                                   0.0000%
                                                                OC Trigger Increase Event?                                    No
                                                                Realized Losses - Cumulative                                0.00
                                                                Realized Losses %                                        0.0000%
                                                                Three Month Average Delinquency                          0.1036%

====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                                              POOL 2
                      SCHEDULE OF REMITTANCE                                               POOL INFORMATION

Available Collection Amount                   5,953,208.15        Aggregate Beginning Balance of Loans              340,949,030.80
(Trust Fees and Expenses)                      (194,872.79)       Aggregate Ending Balance of Loans                 337,843,007.20
Available Payment Amount                      5,758,335.36        Interest Carry-Forward                                      0.00
Regular Payment                               4,643,384.20        Loan Count                                                 3,325
Excess Spread                                 1,114,951.17        Overcollateralization Amount                        2,159,287.28
                                             -------------        Overcollateralization Deficiency Amount            13,254,280.80
                                                                  Overcollateralization Deficit Amount                        0.00
                                                                  Overcollateralization Reduction Amount                      0.00
FEES                                                              Overcollateralization Target Amount                15,413,568.08
----                                                              Prepayment Penalties                                        0.00
Servicer Fee                                     99,443.47        Principal Prepayments                               2,946,363.01
Master Servicer Fee                              42,618.63        Scheduled Principal                                   159,660.58
Indenture Trustee Fee                             1,846.81        Securities Insurer Reimbursement                            0.00
Guaranty Insurance Premium                       50,963.88        Spread Squeeze %                                         3.9242%
                                             -------------        Weighted Average Home Loan Interest Rate (WAC)          10.0140%
TOTAL FEES                                      194,872.79        Weighted Average Maturity (WAM)                           355.00


====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                                            POOL 3
                   SCHEDULE OF REMITTANCE                                            POOL INFORMATION

Available Collection Amount               2,171,082.87       Aggregate Beginning Balance of Loans              71,982,650.83
(Trust Fees and Expenses)                   (41,140.58)      Aggregate Ending Balance of Loans                 70,380,816.86
Available Payment Amount                  2,129,942.29       Interest Carry-Forward                                     0.00
Regular Payment                           1,929,545.46       Loan Count                                                  237
Excess Spread                               200,396.83       Overcollateralization Amount                         388,659.48
                                         -------------       Overcollateralization Deficiency Amount            2,902,874.39
                                                             Overcollateralization Deficit Amount                       0.00
                                                             Overcollateralization Reduction Amount                     0.00
FEES                                                         Overcollateralization Target Amount                3,291,533.87
----                                                         Prepayment Penalties                                       0.00
Servicer Fee                                 20,994.94       Principal Prepayments                              3,128,455.66
Master Servicer Fee                           8,997.83       Scheduled Principal                                   37,280.59
Indenture Trustee Fee                           389.91       Securities Insurer Reimbursement                           0.00
Guaranty Insurance Premium                   10,757.90       Spread Squeeze %                                        3.3408%
                                         -------------       Weighted Average Home Loan Interest Rate (WAC)          9.4791%
TOTAL FEES                                   41,140.58       Weighted Average Maturity (WAM)                          355.00

====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                                               POOL 1


---------------------------------           ----------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans               DELINQUENT INFOR.          # LOANS                 AMOUNT                     %
---------------------------------           ----------------------------------------------------------------------------------------
 $                  78,630,565.38           Delinquent 30-59 Days             7                  539,674.72               0.686342%
---------------------------------           Delinquent 60-89 Days             3                  243,495.43               0.309670%
                                            Delinquent 90+ Days               2                  209,202.39               0.266057%
                                            REO                               0                     0.00                  0.000000%
                                            Loans in Foreclosure              0                     0.00                  0.000000%
                                            Loans in Bankruptcy               1                   74,574.03               0.094841%
                                            ----------------------------------------------------------------------------------------
                                                       TOTAL                 13                1,066,946.57               1.356911%
                                            ----------------------------------------------------------------------------------------



                                            ----------------------------------------------------------------------------------------
                                                OTHER INFORMATION          # LOANS                 AMOUNT                 CUMULATIVE
                                            ----------------------------------------------------------------------------------------
                                            Defaulted Home Loans              0                     0.00                     0.00
                                            Liquidated Home Loans             0                     0.00                     0.00
                                            Deleted Home Loans                0                     0.00                     0.00
                                            Net Loan Losses                   0                     0.00                     0.00
                                            ----------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

====================================================================================================================================
                                                             POOL 2

---------------------------------            ---------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans                DELINQUENT INFOR.             # LOANS               AMOUNT                   %
---------------------------------            ---------------------------------------------------------------------------------------
 $                 337,843,007.20            Delinquent 30-59 Days               16              1,404,129.73             0.415616%
---------------------------------            Delinquent 60-89 Days                9                749,167.78             0.221750%
                                             Delinquent 90+ Days                  4                488,600.46             0.144624%
                                             REO                                  0                   0.00                0.000000%
                                             Loans in Foreclosure                 9                816,025.35             0.241540%
                                             Loans in Bankruptcy                  2                 77,668.24             0.022989%
                                             ---------------------------------------------------------------------------------------
                                                        TOTAL                     40             3,535,591.56             1.046519%
                                             ---------------------------------------------------------------------------------------



                                             ---------------------------------------------------------------------------------------
                                                 OTHER INFORMATION             # LOANS               AMOUNT               CUMULATIVE
                                             ---------------------------------------------------------------------------------------
                                             Defaulted Home Loans                 9                816,025.35             816,025.35
                                             Liquidated Home Loans                0                   0.00                   0.00
                                             Deleted Home Loans                   0                   0.00                   0.00
                                             Net Loan Losses                      0                   0.00                   0.00
                                             ---------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039

[FIRST UNION LOGO]

                      FREMONT HOME LOAN OWNER TRUST 1999-1

                         STATEMENT TO CERTIFICATEHOLDER

                                                                                                                RECORD DATE: 7/31/99
                                                                                                      PREVIOUS DISTRIBUTION: 7/26/99
                                                                                                          DISTRIBUTION DATE: 8/25/99

===================================================================================================================================
                                                           POOL 3

---------------------------------      --------------------------------------------------------------------------------------------
Aggregate Ending Balance of Loans           DELINQUENT INFOR.              # LOANS                 AMOUNT                     %
---------------------------------      --------------------------------------------------------------------------------------------
 $                  70,380,816.86      Delinquent 30-59 Days                  0                     0.00                  0.000000%
---------------------------------      Delinquent 60-89 Days                  0                     0.00                  0.000000%
                                       Delinquent 90+ Days                    0                     0.00                  0.000000%
                                       REO                                    0                     0.00                  0.000000%
                                       Loans in Foreclosure                   0                     0.00                  0.000000%
                                       Loans in Bankruptcy                    0                     0.00                  0.000000%
                                       --------------------------------------------------------------------------------------------
                                                  TOTAL                       0                     0.00                  0.000000%
                                       --------------------------------------------------------------------------------------------



                                       --------------------------------------------------------------------------------------------
                                            OTHER INFORMATION              # LOANS                 AMOUNT                CUMULATIVE
                                       --------------------------------------------------------------------------------------------
                                       Defaulted Home Loans                   0                     0.00                    0.00
                                       Liquidated Home Loans                  0                     0.00                    0.00
                                       Deleted Home Loans                     0                     0.00                    0.00
                                       Net Loan Losses                        0                     0.00                    0.00
                                       --------------------------------------------------------------------------------------------

====================================================================================================================================

FIRST UNION NATIONAL BANK                                                                                            ROBERT ASHBAUGH
Structured Finance Trust Services                                                                                     VICE PRESIDENT
230 South Tryon Street, 9th Floor                                                                                PHONE: 704-383-9568
Charlotte, North Carolina  28288-1179                                                                              FAX: 704-383-6039